            THIRTEENTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT

         THIS THIRTEENTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the "Amendment") is made as of the 3rd day of November, 2003, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION (collectively, "Borrowers" and individually a "Borrower") and CITIZENS BANK OF PENNSYLVANIA, successor to Mellon Bank, N.A. ("Bank").

                                   BACKGROUND

         A. By a Credit Agreement dated June 20, 1994 among Bank and Borrowers, as amended by that certain Amendment and Modification to Credit Agreement dated April 8, 1997, that certain Second Amendment and Modification to Credit Agreement dated April 8, 1997, that certain Third Amendment and Modification to Credit Agreement dated June 4, 1997, that certain Fourth Amendment and Modification to Credit Agreement dated May 6, 1998, that certain Fifth Amendment and Modification to Credit Agreement dated October 9, 1998, that certain Sixth Amendment and Modification to Credit Agreement dated July 7, 2000, that certain Seventh Amendment and Modification to Credit Agreement dated September 7, 2000, that certain Eighth Amendment and Modification to Credit Agreement dated June 20, 2001, that certain Ninth Amendment and Modification to Credit Agreement dated February 19, 2002, that certain Tenth Amendment and Modification to Credit Agreement dated May 30, 2002, that certain Eleventh Amendment and Modification to Credit Agreement dated October 18, 2002 and that certain Twelfth Amendment and Modification to Credit Agreement dated March 5, 2003 (as the same may be further amended from time to time, the "Credit Agreement"), Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Thirty Million Dollars ($30,000,000.00), as further evidenced by that certain Amended and Restated Promissory Note dated April 8, 1997 payable to Bank in the original principal amount of Thirty Million Dollars ($30,000,000.00).

         B. On or about April, 2002, the Company issued a comfort letter to the Royal Bank of Scotland on behalf of SCT International Ltd. (the "SCT International Comfort Letter"). In connection with the SCT International Comfort Letter, Bank established a reserve of Five Hundred Thousand Dollars ($500,000.00) against the sums otherwise available under the Revolving Credit. SCT International Ltd. is currently in the process of winding up its business and will be dissolving.

         C. On March, 2003, the Company issued a comfort letter to the Royal Bank of Scotland on behalf of Systems & Computer Technology Limited (the "SCTL Comfort Letter").

         D. Borrowers and Bank have agreed to amend the Credit Agreement, subject to the terms set forth herein, in order to (a) extend the maturity date of the Revolving Credit through June 20, 2005 and (b) establish a reserve in connection with the SCTL Comfort Letter.

         E. Capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Credit Agreement.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:


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         1. EXTENSION. The definition of "Maturity Date" set forth in Section 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            ""Maturity Date": June 20, 2005, which date is subject to extension as provided in Section 2.01(f)."

         2. COMFORT LETTER RESERVE. In connection with the SCTL Comfort Letter, Bank will establish a reserve against the sums otherwise available under the Revolving Credit in an amount Bank deems sufficient. The initial amount of such reserve will be One Million Dollars ($1,000,000.00). Such reserve shall replace any other reserves previously established by Bank in connection with the SCT International Comfort Letter.

         3. FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents.

         4. AMENDMENT/REFERENCES. The Credit Agreement and the other Loan Documents are hereby amended to be consistent with the terms of this Amendment. All references in the Credit Agreement and the other Loan Documents to (i) the "Credit Agreement" shall mean the Credit Agreement as amended hereby; and (ii) the "Loan Documents" shall include this Amendment and all other instruments or agreements executed pursuant to or in connection with the terms hereof.

         5. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

            (a) ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and complete and that, as amended hereby, the Credit Agreement and the other Loan Documents are in full force and effect and are valid, binding and enforceable against each Borrower and each Guarantor and their respective assets and properties, all in accordance with the terms thereof, as amended hereby;

            (b) covenant and agree to perform all of such Borrower's or Guarantor's obligations under the Credit Agreement and the other Loan Documents, as amended;

            (c) acknowledge and agree that as of the date hereof, such Borrower or such Guarantor has no defense, set-off, counterclaim or challenge against the payment of any sums owing under any of the Notes or any other obligations of Borrowers under the Credit Agreement ("Bank Indebtedness"), or the enforcement of any of the terms of the Credit Agreement or of the other Loan Documents, as amended;

            (d) acknowledge and agree that except as heretofore disclosed to Bank by Borrowers or Guarantors in writing, all representations and warranties of Borrowers and Guarantors contained in the Credit Agreement and/or the other Loan Documents, as amended are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

            (e) represent and warrant that, after giving effect to the terms and conditions of this Amendment, no Event of Default exists;

            (f) covenant and agree that Borrowers' or Guarantors' failure to comply with any of the terms of this Amendment or any other instrument or agreement executed or delivered in connection herewith, shall constitute an Event of Default under the Credit Agreement, subject to the notice and grace periods provided therein, if applicable; and

            (g) acknowledge and agree that nothing contained herein, and no actions taken pursuant to the terms hereof, are intended to constitute a novation of any of the Notes, the Credit Agreement or of any of the other Loan Documents and does not constitute a release, termination or waiver of any existing Event of Default or of any of the rights or remedies granted to Bank in any of the Loan Documents, which rights and remedies are hereby ratified, confirmed, extended and continued as security for all Bank Indebtedness.

         6. COSTS AND EXPENSES. Borrowers shall pay to Bank all reasonable costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, Bank's reasonable attorneys' fees and costs.

         7. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         8. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments or consents.

         9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         11. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         12. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed the day and year first above written.



                                          SYSTEMS & COMPUTER
                                          TECHNOLOGY CORPORATION

                                          By: /s/ Eric Haskell
                                              --------------------------------
                                          Name/Title: Eric Haskell
                                                      Executive Vice President


                                          SCT SOFTWARE & RESOURCE
                                          MANAGEMENT CORPORATION


                                          By: /s/ Eric Haskell
                                              --------------------------------
                                          Name/Title: Eric Haskell
                                                      Executive Vice President



                                          CITIZENS BANK OF PENNSYLVANIA


                                          By: /s/ Frank Mohap
                                              --------------------------------
                                          Name/Title:

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994 or Subsidiary Guaranty Agreement dated October 18, 2002, as applicable, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.

                                        SCT FINANCIAL CORPORATION


                                          By: /s/ Eric Haskell
                                              --------------------------------
                                        Name/Title:
                                                    --------------------------



                                        SCT INTERNATIONAL LIMITED


                                          By: /s/ Eric Haskell
                                              --------------------------------
                                        Name/Title:
                                                    --------------------------



                                        SCT PROPERTY, INC.


                                          By: /s/ Eric Haskell
                                              --------------------------------
                                        Name/Title:
                                                    --------------------------


                                        CAMPUS PIPELINE, INC.


                                           By: /s/ Darin Gilson
                                              --------------------------------
                                        Name/Title:
                                                    --------------------------